Announcing the Strategic Acquisition of Adirondack Bancorp, Inc. February 26, 2026

2 Disclaimer Cautionary Notes on Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to (or based on) the beliefs, goals, intentions, and expectations of Arrow and Adirondack regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of expected losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies, returns and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward–looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “will,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction. Additionally, forward-looking statements speak only as of the date they are made; Arrow and Adirondack do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Arrow and Adirondack. Such statements are based upon the current beliefs and expectations of the management of Adirondack and Arrow and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive Merger Agreement between Arrow and Adirondack; the outcome of any legal proceedings that may be instituted against Arrow and Adirondack; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of Arrow and Adirondack to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Arrow and Adirondack do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the Merger within the expected timeframes or at all and to successfully integrate Adirondack’s operations and those of Arrow; such integration may be more difficult, time-consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Arrow’s and Adirondack’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Arrow’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Arrow and Adirondack to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Arrow and Adirondack; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Arrow’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Reports on Form 10–Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, and other reports Arrow files with the SEC.

3 Disclaimer Additional Information and Where to Find It In connection with the proposed transaction, Arrow will file a registration statement on Form S-4 with the SEC to register the shares of Arrow common stock to be issued in connection with the proposed transaction. The registration statement will include a proxy statement of Adirondack, which also constitutes a prospectus of Arrow, that will be sent to shareholders of Adirondack seeking certain approvals related to the proposed transaction. Arrow may file with the SEC other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. INVESTORS AND SHAREHOLDERS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARROW, ADIRONDACK, AND THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the registration statement, including the proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Arrow, without charge, at the SEC’s website www.sec.gov. Copies of documents filed with the SEC by Arrow will be made available free of charge in the “Documents” section of Arrow’s website, www.arrowfinancial.com, under the heading “Filings.” The information on Arrow’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings Arrow makes with the SEC. Participants in Solicitation Adirondack, Arrow, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Adirondack in respect of the proposed transaction under the rules of the SEC. Information regarding Arrow’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 24, 2025 and certain other documents filed by Arrow with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC.

4 Transaction Rationale (1) Based on non-NYC MSA NY headquartered publicly traded banks with less than $10 billion in assets Compelling Strategic Combination Low Risk Transaction Financially Attractive • Natural extension of our growth strategy • Market expansion with addition of high quality, low-cost deposit franchise • Creates the #4 community bank ranked by assets in Upstate New York(1) • Entry into the Utica and Syracuse MSAs as well as Franklin County – extending our reach in the “Tech Valley” of New York • Accelerates growth by immediately expanding lending capacity while adding complementary product offerings (Wealth Management, Insurance) • Solidifying our commitment to “Banking the Adirondacks” • Building scalable, more efficient and more profitable franchise • Substantial EPS accretion with and without purchase accounting marks • TBVPS earnback of 2.9 years (crossover method) • Significant back-office consolidation opportunity and identified branch optimization opportunities resulting in meaningful cost saves • Pro forma capital levels remain well in excess of internal minimum targets and significantly exceed regulatory “well-capitalized” levels • 20% internal rate of return • Adirondack’s strong risk management culture reduces execution and integration risk • Excellent credit discipline and asset quality • Thorough due diligence completed with nearly 400 files reviewed • 100% of classified / non-performing and 44% of CRE / C&I • Strong cultural alignment with shared community focus

Overview of Adirondack Bancorp, Inc.

Franchise & Market Highlights

- Subsidiary: Adirondack Bank; Headquarters: Utica, NY
- Operates 19 branches and 1 LPO across Upstate and Central New York
- **Chobani**: Broke ground in April 2025 on a $1.2 billion plant in Oneida County expected to create over 1,000 new jobs
- **Micron**: Building the largest U.S. semiconductor facility in New York
  - "This $100 billion investment will help cement Central New York as a global leader in advanced manufacturing." – Micron Chairman, President & CEO

County Deposit Market Share

County	Market Rank	Branches	In-Market Deposits ($M)	Market Share
Oneida	5	9	$540	11.3%
Herkimer	2	5	254	31.5%
Franklin	4	2	39	5.4%
Essex	5	2	32	3.5%
Clinton	7	1	9	0.4%

Financial Highlights(1)

	1Q25	2Q25	3Q25	4Q25	2025Y
Balance Sheet ($M)					
Total Assets	$994	$960	$1,002	$942	$942
Gross Loans HFI	622	619	623	624	624
Deposits	911	874	913	848	848
Loans / Deposits (%)	68.3%	70.8%	68.2%	73.6%	73.6%
Tangible Common Equity	67	68	70	73	73
Earnings & Profitability					
Net Income ($000s)	$677	$1,139	$1,254	$1,280	$4,350
ROAA	0.28%	0.47%	0.52%	0.52%	0.45%
ROAE	4.07%	6.58%	7.05%	6.97%	6.21%
ROATCE	4.20%	6.78%	7.26%	7.17%	6.39%
Net Interest Margin	3.65%	3.66%	3.77%	3.94%	3.75%
Cost of Total Deposits	0.87%	0.86%	0.83%	0.80%	0.84%
Asset Quality & Capital Ratios					
NPAs / Assets	0.98%	0.89%	0.61%	0.47%	0.47%
TCE / TA	6.71%	7.08%	7.04%	7.72%	7.72%
Tier 1 Leverage	8.47%	8.59%	8.55%	8.54%	8.54%
CET1	16.52%	16.79%	16.57%	16.96%	16.96%
Total Capital	17.49%	17.76%	17.53%	17.94%	17.94%

ARROW Financial Corporation

Note: Deposit data as of June 30, 2025
(1) Bank level financial information shown as of December 31, 2025
Source: S&P Capital IQ Pro; Chobani.com; governor.ny.gov; wbng.com

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6 Pro Forma Company Snapshot Geographic Footprint(1) Arrow Financial Corp. (38) Adirondack Bancorp, Inc. (20) Pro Forma Financial Highlights(2) Top 10 Upstate New York Community Banks(3) $5.5B Total Assets $4.9B Total Deposits $4.1B Gross Loans $431M Tangible Common Equity 8.0% TCE / TA 11.9% CET1 Ratio 8.8% Leverage Ratio 13.8% Total RBC Ratio (1) Adirondack branch count of 20 includes 1 LPO (2) Includes estimated impact from purchase accounting adjustments; assumes June 30, 2026 transaction closing date (3) Based on non-NYC MSA NY headquartered publicly traded banks with less than $10 billion in assets Source: S&P Capital IQ Pro Rank Company MRQ Assets ($M) 1 Tompkins Financial Corporation 8,668 2 TrustCo Bank Corp NY 6,441 3 Financial Institutions, Inc. 6,274 -- Pro Forma Franchise(2) 5,490 4 Canandaigua National Corporation 5,270 5 Arrow Financial Corporation 4,446 6 Greene County Bancorp, Inc. 3,147 7 Chemung Financial Corporation 2,710 8 Orange County Bancorp, Inc. 2,659 9 Pioneer Bancorp, Inc. 2,151 10 Lyons Bancorp Inc. 2,069 16 Adirondack Bancorp, Inc. 942

7 Pro Forma Loan & Deposit Composition L o a n C o m p o s it io n D e p o s it M ix Note: Financial data as of December 31, 2025; Loan and deposit compositions reflect Call Report information Note: Jumbo Time Deposits are time deposits with balances of more than $250,000 (1) Pro Forma compositions exclude purchase accounting adjustments; Pro Forma totals may not sum due to rounding Source: S&P Capital IQ Pro; Company Documents MRQ Cost of Deposits: 1.92% MRQ Cost of Deposits: 0.80% MRQ Cost of Deposits: 1.71% MRQ Yield on Loans: 5.47% MRQ Yield on Loans: 5.67% MRQ Yield on Loans: 5.50% Noninterest -Bearing 18.3% Retail Time 16.3% Jumbo Time 4.0% IB, MMDA, & Savings 61.4% Noninterest -Bearing 36.5% Retail Time 6.7% Jumbo Time 12.9% IB, MMDA, & Savings 43.9% Noninterest -Bearing 21.5% Retail Time 14.6% Jumbo Time 5.5% IB, MMDA, & Savings 58.3% Pro Forma(1) 1-4 Family 39.3% C&D 2.1% Multifa mily 4.9% NOO- CRE 11.2% OO- CRE 6.6% C&I 3.9% Consumer & Other 32.1% 1-4 Family 47.8% C&D 5.9% Multifa mily 5.8% NOO- CRE 13.7% OO- CRE 8.4% C&I 17.4% Consumer & Other 1.0% 1-4 Family 40.6%C&D 2.7% Multifa mily 5.0% NOO- CRE 11.6% OO- CRE 6.8% C&I 5.9% Consumer & Other 27.3%

Credit Quality and Due Diligence Review

Net Charge-Offs / Average Loans (%)



AROW
Adirondack
Peak NCOs: 0.20%
Peak NCOs: 0.19%
0.19%
0.01%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

Non-Performing Assets / Total Assets (%)(1)



AROW
Adirondack
Peak NPAs: 1.48%
Peak NPAs: 0.50%
0.47%
0.15%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

Diligence Focus Areas

- Credit Review
- Financials, Accounting & Tax
- Interest Rate Management
- Securities Portfolio
- Human Resources
- IT and Operations
- Internal & External Audit
- Facilities
- Legal & Compliance
- Cyber Security

ARROW Financial Corporation

Note: Financial data as of December 31, 2025

(1) Nonperforming assets include nonaccrual loans and leases, renegotiated loans and leases, and real estate owned

Source: S&P Capital IQ Pro

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9 Transaction Structure & Overview Acquiror / Target Implied Transaction Value(1) Consideration Pro Forma Ownership Approvals Due Diligence Anticipated Closing Arrow Financial Corporation (NASDAQ: AROW) / Adirondack Bancorp, Inc. $89.1 million or $82.79 per share 89.2% AROW / 10.8% Adirondack Bancorp, Inc. Adirondack Bancorp, Inc. shareholder approval; customary regulatory approvals Comprehensive financial, business, operation, loan and legal due diligence Late Q2 / Early Q3 2026 Pricing(1)(2) ▪ Price / Tangible Book Value: 138.2% ▪ Price / ’26E EPS + Cost Saves: 5.3x ▪ Core Deposit Premium: 3.5% (1) Based on AROW’s closing stock price of $34.43 as of February 25, 2026 (2) Based upon financial data as of December 31, 2025 Fixed exchange ratio of 1.8610 shares of AROW stock and $18.72 in cash per share of Adirondack Bancorp, Inc. common stock ▪ 77% stock consideration | 23% cash consideration(1)

10 Key Transaction Assumptions Merger Costs Cost Savings Earnings Projections Purchase Accounting Adjustments $29.8 million pre-tax; $23.0 million after-tax 45.0% of Adirondack Bancorp, Inc.’s non-interest expense base ▪ 75% realized in 2026 and 100% thereafter ▪ AROW assumes consensus analyst estimates for 2026 and 2027, with an assumed long-term growth rate of 6.0% ▪ Adirondack Bancorp, Inc. assumes internal estimate for 2026, with an assumed long-term growth rate of 6.0% Core Deposit Intangible 3.00%, or $20.5 million, amortized sum-of-the-years digits over 10 years ▪ $8.5 million or 1.36% gross credit mark (current ALLL of $4.7 million) ▪ $17.4 million loan interest rate mark, accreted straight-line (“SL”) over 3.5 years ▪ $0.2 million write-up on HTM securities, amortized SL over 2.1 years ▪ $3.3 million write-up on fixed assets; $1.8 million amortized SL over 15 years ▪ After-tax AOCI of $10.8 million, accreted SL over 4.2 years ▪ Additional identified DTA of $2.8 million

11 Pro Forma Financial Impact Note: Figures shown assumes June 30, 2026 transaction closing date (1) Excludes the impact of merger charges (2) Includes cost savings and opportunity cost of cash (3) Tangible book value earnback calculated using the crossover method (4) AROW 2027 standalone based on consensus analyst estimates Source: S&P Capital IQ Pro Financially Attractive 12.8% ’27E Cash EPS Accretion(1)(2) TBVPS Dilution TBVPS Earnback(3) (9.1%) 2.9 yrs ’27E GAAP EPS Accretion(1) 18.1% IRR 20% Well-Capitalized & Well-Reserved CET1TCE / TA Total RBC 8.0% Leverage LLR / Gross Loans 8.8% 11.9% 13.8% 1.05% 2027E ROAA(4) Desirable Earnings Profile 1.28% 1.40% Standalone Pro Forma 57.0% 55.1% Standalone Pro Forma 2027E Efficiency(4) 2027E NIM(4) 3.49% 3.77% Standalone Pro Forma

Appendix

EPS & Goodwill Reconciliation

Illustrative 2027 EPS Accretion

$ in thousands	GAAP	Cash
AROW Net Income	**$59,900**	**$59,900**
Adirondack Net Income	**$4,876**	**$4,876**
Net Amortization of Intangibles		**$203**
Combined Net Income	**$64,776**	**$64,979**
After-Tax Adjustments:		
Cost Savings	12,404	12,404
CDI Amortization	(2,649)	
Opportunity Cost of Cash	(1,310)	(1,310)
Loan Interest Rate Mark Accretion	3,737	
HTM Securities Amortization	(82)	
AFS Securities (AOCI) Accretion	2,603	
Fixed Asset Mark Amortization	(88)	
Adjusted Net Income	**$79,391**	**$76,073**
Pro Forma Average Diluted Shares	**18,416**	**18,416**
Pro Forma EPS	**$4.31**	**$4.13**
AROW Standalone EPS	**$3.65**	**$3.66**
Accretion / (Dilution) to AROW - $	**$0.66**	**$0.47**
Accretion / (Dilution) to AROW - %	**18.1%**	**12.8%**

Goodwill Reconciliation

Projected at Closing (6/30/2026)	*$ in thousands*
Aggregate Deal Value	**$89,107**
Adirondack Common Equity	**68,804**
Less: Adirondack Intangibles	(2,023)
Less: Deal Expenses (Net of Taxes)	(23,000)
Adirondack Adjusted TCE	**43,781**
Purchase Accounting Adjustments:	
Pre-Tax Net Credit Mark	(3,778)
Loan Interest Rate Mark	(17,439)
HTM Securities Interest Rate Mark	227
Fixed Asset Mark	3,268
Pre-Tax Net FMV Adjustments	**(17,722)**
Deferred Tax Asset / (Liability) - FV Marks	**4,431**
Additional DTA	**2,829**
Adirondack Adjusted TCE	**33,318**
Excess Over Adjusted TCE	**55,789**
Core Deposit Intangible:	
Core Deposit Intangible	20,451
Deferred Tax Asset / (Liability)	(5,113)
Goodwill Allocation	**$40,451**

ARROW Financial Corporation

Note: See page 10 for transaction assumptions
Source: S&P Capital IQ Pro

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